                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2004
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                         001-12522                   13-3714474
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(State or other jurisdiction        (Commission                  (IRS Employer
 of incorporation)                  File Number)             Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY                 12701
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     (Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code: (845) 794-4100
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.

     On December 31, 2004, Empire Resorts, Inc., a Delaware corporation, and the
Cayuga Nation of New York entered into a letter of  understanding  to extend the expiration  date of each  of the  agreements  between  themselves  and/or  their affiliates  from December 31, 2004 until June 30, 2005. A copy of this letter of understanding  is attached hereto as Exhibit 99.01.  On January 3, 2005,  Empire
Resorts,  Inc.  also  issued a press  release  with  respect  to this  letter of understanding, a copy of which is attached hereto as Exhibit 99.02.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       EXHIBIT NO.     EXHIBITS

         99.01         Letter of  understanding  by and between Empire  Resorts,
                       Inc. and the Cayuga Nation of New York.

         99.02         Press release of Empire  Resorts,  Inc.  dated January 3,
                       2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                              EMPIRE RESORTS, INC.

Dated: January 3, 2005                        By: /s/ Scott A. Kaniewski
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                                                 Name:  Scott A. Kaniewski
                                                 Title: Chief Financial Officer